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                                                                    Exhibit 99.2

                   SECOND AMENDMENT TO DISTRIBUTION AGREEMENT
                   OLYMPUS AMERICA INC. AND CARSEN GROUP INC.


SECOND AMENDMENT ("Amendment") to Distribution Agreement ("Agreement") between OLYMPUS AMERICA INC., a New York, U.S.A. corporation having its principal office at Two Corporate Center Drive, Melville, New York, U.S.A. 11747-3157, and CARSEN GROUP INC., a Canadian corporation having its principal office at 151 Telson Road, Markham, Ontario, Canada L3R 1E7. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Olympus and Carsen entered into the Agreement as of April 1, 1994; and

WHEREAS, by way of an initial amendment dated August 26, 1997 (the "Initial Amendment") Olympus and Carsen extended the Term until March 31, 2001 and otherwise amended the Agreement as set forth in the Initial Amendment; and

WHEREAS, Olympus and Carsen wish to further extend the Term and amend the Agreement and the Initial Amendment by, among other things, removing Consumer Products from the Agreement as hereinafter set forth;

NOW, THEREFORE, for good and adequate consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Sections 1.5, 2.2, 4.6, 5.3.4 and 5.6.5; Schedule 1.5; and Exhibit 4.6 shall be deleted in their entirety along with all related references thereto throughout the Agreement.

2. Except for purposes of interpretation of this Amendment, the phrase "CONSUMER PRODUCTS" shall be deleted from Section 1.10 (Products), Section 3.7 (Monthly Sales Activity and Inventory Report), Section 5.1 (Order Estimates), and Section 5.3.1.

Section 3.1 shall be amended by adding the following to the end of this Section:
"CARSEN SHALL PROVIDE OLYMPUS WITH CARSEN'S PUBLISHED LIST PRICES AS UPDATED BY CARSEN FROM TIME TO TIME."

The following shall be added to the end of Section 3.3 (Sales, Service and Technical Assistance):
"CARSEN SHALL MAINTAIN PRODUCT LIABILITY INSURANCE WITH AN INSURANCE COMPANY IN THE AMOUNT OF $1,000,000 PER OCCURRENCE, NAMING OLYMPUS AS AN ADDITIONAL INSURED, FOR ANY INJURY TO PERSONS OR PROPERTY RESULTING FROM CARSEN'S DELIVERY, INSTALLATION, SERVICE, AND TECHNICAL ASSISTANCE OF AND FOR THE PRODUCTS. COPIES OF SUCH POLICY AND ANY NOTICES THEREUNDER SHALL BE PROMPTLY FORWARDED TO OLYMPUS ALONG WITH 30 DAYS' PRIOR WRITTEN NOTICE OF TERMINATION OR CANCELLATION OF SUCH POLICY."

Section 3.4 shall be amended by adding the following to the end of this Section:
"CARSEN WILL ALSO PROVIDE AN ANNUAL MARKET SHARE REPORT (DETAILED BY INDUSTRIAL PRODUCTS, PRECISION PRODUCTS, AND MEDICAL PRODUCTS - WITH SURGICAL AND FLEXIBLE MEDICAL PRODUCTS DETAILED SEPARATELY) PREPARED AT CARSEN'S COST AND EXPENSE. OLYMPUS SHALL HAVE THE RIGHT TO REVIEW AND APPROVE THE RESEARCH PROTOCOLS USED IN PREPARING THE PORTION OF THE REPORT RELATED TO MEDICAL PRODUCTS. IN ADDITION, CARSEN WILL PROVIDE OLYMPUS WITH THE COMPREHENSIVE RAW DATA USED TO COMPILE THE PORTIONS OF THE REPORT RELATED TO MEDICAL PRODUCTS AND INDUSTRIAL PRODUCTS. FURTHERMORE, CARSEN WILL PROVIDE OLYMPUS WITH SEMI-ANNUAL CUSTOMER SATISFACTION SURVEY RESULTS BY EACH APRIL 20 AND OCTOBER 20 OF THE TERM OF
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this Agreement along with the comprehensive raw data used to compile such report."

Section 3.7 shall be amended by adding the following to the end of this Section:
"THE SALES ACTIVITY AND INVENTORY REPORT PROVIDED BY CARSEN EACH APRIL AND OCTOBER OF THE TERM OF THIS AGREEMENT SHALL ALSO INCLUDE, WITHOUT LIMITATION, CARSEN'S SALES DISCOUNT LEVELS AND AVERAGE SELLING PRICES FOR THE PRECEDING SIX-MONTH PERIOD, RESPECTIVELY, COVERING EACH MAJOR PRODUCT SEGMENT WITHIN EACH PRODUCT GROUP (AS DEFINED IN SECTION 5.3.1). FOR EXAMPLE, WITHIN THE MEDICAL PRODUCTS GROUP, MAJOR PRODUCT SEGMENTS SHALL INCLUDE, WITHOUT LIMITATION, GIF, JF, CF, BF, CV, AND CLV MODELS. "

Section 3.9.1 shall be amended by adding the following to the end of this
Section:
"THE FOREGOING COVENANT NOT TO COMPETE SHALL SURVIVE FOR A PERIOD OF ONE YEAR AFTER EXPIRATION OR EARLIER TERMINATION OF THE TERM OF THIS AGREEMENT."

Sections 3.3 and 3.9 shall be added to the list of surviving sections in Section/ 3.12 (Survival of Representations, Warranties, Covenants and Obligations).

The following section shall be added to the Agreement:
"4.8 INSURANCE. OLYMPUS SHALL MAINTAIN PRODUCT LIABILITY INSURANCE WITH AN INSURANCE COMPANY IN THE AMOUNT OF $1,000,000 PER OCCURENCE, NAMING CARSEN AS AN ADDITIONAL INSURED, FOR ANY INJURY TO PERSONS OR PROPERTY RESULTING FROM THE MANUFACTURE, TESTING, DEMONSTRATION, MARKETING, SALE, LEASE, RENTAL, DISTRIBUTION OR USE OF THE PRODUCTS. COPIES OF SUCH POLICY AND ANY NOTICES THEREUNDER SHALL BE PROMPTLY FORWARDED TO CARSEN ALONG WITH 30 DAYS' PRIOR WRITTEN NOTICE OF TERMINATION OR CANCELLATION OF SUCH POLICY."

The initial two lines of Section 5.1 (Order Estimates) shall be re-written as follows:
"ON OR BEFORE THE 15TH DAY OF DECEMBER, MARCH, JUNE AND SEPTEMBER DURING THE TERM, CARSEN WILL"

Section 5.3. (Minimum Purchase Requirements) shall be re-written as follows:

"5.3 MINIMUM PURCHASE REQUIREMENTS.

              5.3.1 OLYMPUS AGREES TO SELL PRODUCTS TO CARSEN AND CARSEN AGREES TO PURCHASE THE MINIMUM DOLLAR REQUIREMENTS (THE "MINIMUM DOLLAR PURCHASE REQUIREMENTS") OF INDUSTRIAL PRODUCTS, MEDICAL PRODUCTS AND PRECISION PRODUCTS (EACH A "PRODUCT GROUP") FROM OLYMPUS DURING EACH PERIOD OF TIME (EACH A "FISCAL PERIOD") SET FORTH IN SCHEDULE 5.3 ATTACHED HERETO AND MADE A PART HEREOF. PRODUCTS SHIPPED BY OLYMPUS (PURSUANT TO ORDERS SUBMITTED BY CARSEN AND ACCEPTED BY OLYMPUS) DURING A FISCAL PERIOD SHALL BE COUNTED WHEN DETERMINING WHETHER CARSEN HAS ACHIEVED THE RESPECTIVE MINIMUM DOLLAR PURCHASE REQUIREMENTS FOR EACH PRODUCT GROUP FOR SUCH FISCAL PERIOD. ANY PRODUCTS WHICH OLYMPUS FAILS TO SHIP BY THE ESTIMATED SHIPMENT DATE SET FORTH IN OLYMPUS' ACCEPTANCE OF CARSEN'S ORDER FOR SAID PRODUCTS SHALL, NEVERTHELESS, BE DEEMED TO HAVE BEEN SHIPPED ON SAID ESTIMATED SHIPMENT DATE SOLELY FOR THE PURPOSE OF DETERMINING WHETHER CARSEN HAS ACHIEVED THE RELEVANT MINIMUM DOLLAR PURCHASE REQUIREMENT(S) FOR THE FISCAL PERIOD OF THE ESTIMATED SHIPMENT DATE. THE IMMEDIATELY PRECEDING SENTENCE SHALL NOT APPLY IF CARSEN HAS FAILED TO PERFORM ONE OR MORE OF ITS MATERIAL OBLIGATIONS UNDER THIS AGREEMENT WHICH HAS NOT BEEN TIMELY CURED OR WAIVED IN WRITING BY OLYMPUS, SUCH AS, FOR EXAMPLE, BUT NOT BY WAY OF LIMITATION, CARSEN'S OBLIGATION TO MAKE TIMELY PAYMENT TO OLYMPUS OR MEET ANY OF OLYMPUS' CREDIT REQUIREMENTS FOR PURCHASE ON OPEN


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ACCOUNT. PRODUCTS WHICH, PURSUANT TO THIS SECTION 5.3.1, ARE DEEMED TO HAVE BEEN
SHIPPED DURING ONE FISCAL PERIOD BUT WHICH ARE ACTUALLY SHIPPED DURING A SUBSEQUENT FISCAL PERIOD, SHALL BE DISREGARDED IN DETERMINING CARSEN'S ACHIEVEMENT OF THE RELEVANT MINIMUM DOLLAR PURCHASE REQUIREMENT(S) FOR THE SUBSEQUENT PERIOD.

              5.3.2 Carsen shall be deemed to have failed to achieve a Minimum Dollar Purchase Requirement for a Product Group (an "MDPR Failure") only if:

              Carsen fails to achieve at least 90% of the Minimum Dollar Purchase Requirement for such Product Group in any Fiscal Period; or

              Carsen achieves more than 90% but less than 100% of the Minimum DOLLAR PURCHASE REQUIREMENT FOR SUCH PRODUCT GROUP IN ANY FISCAL PERIOD, AND SUCH FAILURE CAN BE ATTRIBUTED, IN WHOLE OR IN PART, TO CARSEN'S INABILITY TO MEET OLYMPUS' CRITERIA FOR CONTINUED SALE ON OPEN ACCOUNT, AND CARSEN FAILS TO PROVIDE OLYMPUS WITH LETTERS OF CREDIT TO SECURE PAYMENT OF PRODUCT PURCHASES, AS REQUIRED BY SECTION 5.4.6.

              5.3.3 IF FOR ANY REASON, INCLUDING BUT NOT LIMITED TO FAILURE TO MEET OLYMPUS' CREDIT REQUIREMENTS FOR CONTINUED SALE ON OPEN ACCOUNT, CARSEN COMMITS AN MDPR FAILURE, IN ANY FISCAL PERIOD, FOR (A) BOTH INDUSTRIAL PRODUCTS AND PRECISION PRODUCTS, AND/OR (B) MEDICAL PRODUCTS; OLYMPUS MAY (I) TERMINATE THIS AGREEMENT WITH RESPECT TO ANY SUCH PRODUCT GROUPS (INDUSTRIAL AND PRECISION) AND/OR PRODUCT GROUP (MEDICAL) RESPECTIVELY, OR (II) TERMINATE THIS AGREEMENT ENTIRELY OR (III) MAKE ANY OTHER ALTERNATIVE DISTRIBUTION ARRANGEMENTS (INCLUDING WITHOUT LIMITATION APPOINTING ADDITIONAL DISTRIBUTORS FOR SUCH PRODUCT GROUP(S)); EACH UPON THIRTY (30) DAYS' WRITTEN NOTICE TO CARSEN WITHIN SIX (6) MONTHS OF SUCH DEFAULT. NOTWITHSTANDING THE FOREGOING, CARSEN SHALL NOT BE LIABLE FOR DAMAGES IN THE EVENT OF AN MDPR FAILURE. IN THE EVENT OLYMPUS APPOINTS AN ADDITIONAL DISTRIBUTOR FOR ANY PRODUCT GROUP (PURSUANT TO CLAUSE
(III) ABOVE), THEN THE MINIMUM DOLLAR PURCHASE REQUIREMENTS FOR THAT PRODUCT GROUP WILL NO LONGER BE APPLICABLE."

12. Paragraph #6 in the Initial Amendment shall be deleted in its entirety.

13. Section 9.1.1 (Term) shall be re-written as follows:
"THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL MARCH 31, 2004 (THE "INITIAL TERM"). HOWEVER, THE INITIAL TERM WILL BE EXTENDED BEYOND MARCH 31, 2004 FOR AN ADDITIONAL TWO-YEAR PERIOD THROUGH MARCH 31, 2006 (THE "RENEWAL PERIOD" AND TOGETHER WITH THE INITIAL TERM, COLLECTIVELY, THE "TERM"), PROVIDED
(A) CARSEN DOES NOT COMMIT AN MDPR FAILURE IN ANY FISCAL PERIOD FOR (I) BOTH INDUSTRIAL PRODUCTS AND PRECISION PRODUCTS OR (II) MEDICAL PRODUCTS; AND (B) CARSEN HAS NOT OTHERWISE BREACHED THIS AGREEMENT IN ACCORDANCE WITH SECTION
9.1.2. MINIMUM DOLLAR PURCHASE REQUIREMENTS FOR EACH YEAR OF THE POTENTIAL RENEWAL PERIOD SHALL BE MUTUALLY AGREED-UPON, IN GOOD FAITH, BY THE PARTIES. EXCEPT AS SET FORTH IN THE PRECEDING SENTENCES, NO ACT OF OR OMISSION BY OLYMPUS OR CARSEN SHALL BE DEEMED TO RESULT IN ANY EXTENSION OF THIS AGREEMENT BEYOND THE INITIAL TERM UNLESS OLYMPUS AND CARSEN AGREE, BY A WRITTEN INSTRUMENT EXECUTED BY AN AUTHORIZED OFFICER OF


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EACH COMPANY, TO EXTEND THE INITIAL TERM."

14. Each reference in the Agreement to the phrase "term of this Agreement" or the word "term" shall be changed to "TERM OF THIS AGREEMENT".

15. Section 10.7 (Solicitation of Employees) shall be re-written as follows:
NEITHER OLYMPUS NOR CARSEN SHALL HIRE ANY EMPLOYEE OF THE OTHER PARTY FOR A PERIOD OF ONE YEAR AFTER THE CONCLUSION OF THE EMPLOYEE'S EMPLOYMENT WITH SUCH OTHER PARTY, UNLESS THE OTHER PARTY IS SUBJECT TO A CHANGE OF CONTROL AS DEFINED IN SECTION 9.1.2(Z) OR A PROCEEDING IN BANKRUPTCY, DISSOLUTION, WINDING UP, REORGANIZATION OR THE ARRANGEMENT FOR THE APPOINTMENT OF A RECEIVER OR TRUSTEE. THE FOREGOING RESTRICTION SHALL REMAIN IN EFFECT DURING THE TERM OF THIS AGREEMENT AND THE FIRST YEAR THEREAFTER (THE "SUNSET YEAR"). NOTWITHSTANDING THE PRECEDING SENTENCES, (A) UPON CONCLUSION OF THE SUNSET YEAR, CARSEN AND OLYMPUS SHALL BE PERMITTED TO IMMEDIATELY HIRE THE OTHER PARTY'S EMPLOYEES (AND FORMER EMPLOYEES, REGARDLESS OF WHEN SUCH EMPLOYEES SEPARATED FROM THE OTHER PARTY) AND
(B) THE RESTRICTIONS SET FORTH IN THE PRECEDING SENTENCES SHALL NOT APPLY TO CARSEN EMPLOYEES THAT ARE/WERE PRIMARILY ENGAGED IN CARSEN'S CONSUMER PRODUCTS BUSINESS."

16. Schedules 1.6, 1.8, 1.9, and 5.3 are removed and replaced with the respective revised schedules attached to this Amendment.

17. The following section shall be added to the Agreement:
"10.14 PRESS RELEASES. NEITHER OLYMPUS NOR CARSEN WILL ISSUE ANY PRESS RELEASES OR PUBLIC ANNOUNCEMENTS (WRITTEN OR ORAL) REGARDING ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT EXCEPT AS MAY BE AGREED IN WRITING BY BOTH OLYMPUS AND CARSEN."

18. Olympus's acceptance of Carsen's purchase orders or payments for Consumer Products after the execution date of this Amendment shall not operate as a renewal or novation of the Agreement with respect to Consumer Products. After the execution date of this Amendment, Olympus may itself or through others and without restriction, commence sale, distribution, and service of Consumer Products in the Territory.

19. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same instrument.


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Except as modified by this Amendment, the Agreement remains unchanged and in full force and effect.


IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the 6th day of October, 2000.

CARSEN GROUP INC.                                    OLYMPUS AMERICA INC.

By: /s/ WILLIAM S. VELLA                             By: /s/ F. MARK GUMZ
    ------------------------                             --------------------
Name: William S. Vella                               Name: F. Mark Gumz
Title: President                                     Title: President


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